Capital management	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Capital management	Capital Management
The Group’s objectives when managing capital are to safeguard its ability to continue as a going concern, so that it can continue to provide returns for shareholders and benefits for other stakeholders and maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.
The Group also monitors capital based on the net debt and the gearing ratio. Net debt is calculated as total debt (including borrowings, lease liabilities, Structured financing and debentures as shown in the consolidated balance sheet) less cash and cash equivalent (including cash, Securities purchased under agreements to resell and certificate deposits as shown in the consolidated statement of cash flows). The gearing ratio corresponds to the net debt expressed as a percentage of total capital.
The net debt and corresponding gearing ratios as of December 2021 and 2020 were as follows:

	2021	2020

Group debt (Note 37) (i)	7,073,021	827,785
Structured financing (Note 20 (b))	2,415,400	874,771
Total debt	9,488,421	1,702,556
Cash	(2,485,641)	(1,954,788)
Securities purchased under agreements to resell (Note 6 (a))	(1,071,328)	(593,673)
Certificate deposits (Securities) (Note 7 (a))	(194,892)	(111,927)
Net debt	5,736,560	(957,832)

Total equity	14,416,836	10,894,609
Total capital	20,153,396	9,936,777
Gearing ratio %	28.46%	(9.64)%
(i)    Includes Debentures and Bonds designated as fair value through profit or loss. See Note 7(e) and 17, respectively.
(i)    Minimum capital requirements
Although capital is managed considering the consolidated position, certain subsidiaries are subject to minimum capital requirement from local regulators.
The subsidiary XP CCTVM, leader of the Prudential Conglomerate (which includes Banco XP), under BACEN regulation regime, is required to maintain a minimum capital and follow aspects from the Basel Accord.
The subsidiary XP Vida e Previdência operates in Private Pension Business and is oversight by the SUSEP, being required to present Adjusted Shareholders' Equity (PLA) equal to or greater than the Minimum Required Capital (“CMR”), CMR is equivalent to the highest value between base capital and venture capital Liquidity (“CR”).
On December 31, 2021 the subsidiaries XP CCTVM and XP Vida e Previdência were in compliance with all capital requirements.
There is no requirement for compliance with a minimum capital for the other Group companies.
(ii)    Financial covenants
In relation to the long-term debt contracts, including multilateral instruments, recorded within “Borrowing and lease liabilities” and “Debentures” (Notes 19 and 20), the Group is required to comply with certain performance conditions, such as profitability and efficiency indexes.
As of December 31, 2021, the amount of debt contracts under financial covenants is R$446,005 (December 31, 2020 – R$619,337). The Group has complied with these covenants throughout the reporting period.
Eventual failure of the Group to comply with such covenants may be considered as breach of contract and, as a result, considered for early settlement of related obligations.